September 17, 1998

Securities and Exchange Commission
450 5th Street, N.W.
Washington, D. C. 20459

RE:  CHITTENDEN CORPORATION CURRENT REPORT ON FORM 8-K
     REGISTRATION NUMBER 0-7974

To Whom it May Concern:

Pursuant to 8-K filing requirements, under the Securities and Exchange Act of 1934, there is appended to this transmittal, an electronic file of the current report (on Form 8-K) of Chittenden Corporation, Two Burlington Square, Burlington, Vermont 05401.

If you have any questions concerning this report, please telephone the undersigned at (802) 660-1410.

Kindly acknowledge receipt of this letter by COMPUSERVE E-MAIL.

Very truly yours,

S/ F. SHELDON PRENTICE
   SENIOR VICE PRESIDENT, GENERAL COUNSEL & SECRETARY


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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                            _________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  September 17, 1998



                             CHITTENDEN CORPORATION
                            (Exact name of Registrant
                            as specified in charter)


Vermont                              0-7974                 03-0228404
(State or other jurisdiction       (Commission              (IRS Employer
of incorporation)                  File Number)             Identification No.)

Two Burlington Square
Burlington, Vermont                                                05401
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:  (802) 658-4000


                                 Not Applicable
                         (Former name or former address,
                         if changed since last report.)

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ITEM 5.  OTHER EVENTS

On September 17, 1998, Paul A. Perrault, Chairman of the Board of Directors, President, and Chief Executive Officer of Chittenden Corporation announced today that Sally W. Crawford has been elected to the Board of Directors of Chittenden Trust Company. A press release is attached as an exhibit to this Form 8-K.


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                                INDEX TO EXHIBITS

EXHIBIT NUMBER                                                PAGE NUMBER

     (28) Additional Exhibits                                      5

          Press release related to announcement
          that Sally W. Crawford has been elected
          to the Board of Directors of Chittenden
          Trust Company.

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                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHITTENDEN CORPORATION
(Registrant)


BY:  S/F. SHELDON PRENTICE                          DATE:  September 17, 1998
       --------------------------------------              ------------------
       Senior Vice President, General Counsel,
       and Secretary